UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 5, 2005

Hollywood Entertainment Corporation

(Exact name of registrant as specified in its charter)

Oregon	0-21824	93-0981138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9275 SW Peyton Lane

Wilsonville, Oregon 97070

(Address of principal executive offices)

(503) 570-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 5, 2005 Hollywood Entertainment Corporation (the “Company”) received a letter from the Chief Counsel of the Nasdaq Office of General Counsel, Listing Qualifications Hearings, informing the Company that its securities will continue to be listed on The Nasdaq National Market. The Company’s securities had been subject to delisting because it did not hold an annual shareholder meeting in 2004 and did not distribute a proxy statement and solicit proxies for the meeting. Nasdaq agreed to stay delisting the Company’s securities provided the Company hold the annual shareholder meeting on or before March 30, 2005. The Company held its annual shareholder meeting, at which the shareholders re-elected four directors, on March 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Entertainment Corporation

Date: April 7, 2005	By:	/s/ TIMOTHY R. PRICE
	Name:	Timothy R. Price
	Title:	Chief Financial Officer
(principal financial and accounting officer)